SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 27, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                       1-10126                      76-0262791
--------------------------------------------------------------------------------
 (State or other                (Commission                 (IRS Employer
  jurisdiction of                 File Number)               Identification
  incorporation)                                             Number)


 1999 Broadway, Suite 4300, Denver, CO                      80202
 -------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)



                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On September 27, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has received a letter from Valhi, Inc. ("Valhi") withdrawing its earlier proposal that Registrant and Valhi exchange the common stock of NL Industries, Inc. held by each of them for a combination of newly issued shares of the common stock of Titanium Metals Corporation ("TIMET") and TIMET debt securities. Exhibit 99.2 attached hereto and incorporated herein by reference is a copy of Valhi's letter of withdrawal.



Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

   (c) Exhibits

       Item No. Exhibit List
       -------- ----------------------------------------------------------------

       99.1     Press release dated September 27, 2001 issued by Registrant.

       99.2     Withdrawal Letter dated September 27, 2001 issued by Valhi, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              TREMONT CORPORATION
                                              (Registrant)




                                              By: /s/ Joan H. Prusse
                                                 ------------------------------
                                                 Joan H. Prusse
                                                 Assistant General Counsel and
                                                   Assistant Secretary




Date: September 27, 2001

                                                                    Exhibit 99.1
                                  PRESS RELEASE



FOR IMMEDIATE RELEASE                                CONTACT:

Tremont Corporation                                  Mark A. Wallace
1999 Broadway, Suite 4300                            Vice President and
Denver, Colorado  80202                                Chief Financial Officer
                                                     303-296-5615


                         VALHI, INC. WITHDRAWS PROPOSAL


     DENVER,  COLORADO . . . September 27, 2001 . . . Tremont Corporation (NYSE:
TRE) previously announced that it had received a proposal from Valhi, Inc. (NYSE: VHI) that Tremont and Valhi exchange the shares of common stock of NL Industries, Inc. (NYSE: NL) held by Tremont and Valhi for a combination of newly issued shares of the common stock of Titanium Metals Corporation ("TIMET") (NYSE: TIE) and TIMET debt securities. Tremont has received notice from Valhi that the proposal has been withdrawn.

     Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, the titanium dioxide business, conducted through NL Industries, Inc., and real estate development, conducted through The Landwell Company.


                                    o o o o o

                                                                    Exhibit 99.2
VALHI

Steven L. Watson
President
(972) 450-4216

                               September 27, 2001

Board of Directors                                        Board of Directors
Titanium Metals Corporation                               Tremont Corporation
1999 Broadway                                             1999 Broadway
Suite 4300                                                Suite 4300
Denver, Colorado 80202                                    Denver, Colorado 80202

Ladies and Gentlemen:

     On September 19, 2001, Valhi, Inc. delivered a proposal to you whereby the shares of the common stock of NL Industries, Inc. held by Valhi and Tremont would be transferred to TIMET in exchange for TIMET debt and equity securities.

     Valhi has concluded that assessing the business and financial prospects of NL and TIMET in the current economic environment would be difficult, thereby impairing the respective parties' ability to properly and adequately value the securities of both companies. Therefore, Valhi hereby withdraws its proposal to TIMET.

                                                 Sincerely,


                                                 /s/ Steven L. Watson, President
                                                 Steven L. Watson, President





Valhi, Inc.
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240